Notes Payable and Capital Lease Obligations	12 Months Ended
Feb. 28, 2021
Debt Disclosure [Abstract]
Notes Payable and Capital Lease Obligations
12.	NOTES PAYABLE AND CAPITAL LEASE OBLIGATIONS
Notes payable and capital lease obligations outstanding were as follows:

	Successor	Predecessor
($ in thousands)	February 28, 2021	February 29, 2020
2021 Term Loan	$525,000	$—
Term Loan Due 2024	—	914,184
Amber Term Loan	—	36,588
Revolving Credit Facility	—	15,000
Other notes payable	688	376
Capital lease obligations	11,415	6,057
Total notes payable and capital lease obligations	537,103	972,205
Less unamortized debt issuance costs	(18,483)	(20,497)
Total notes payable and capital lease obligations, net	518,620	951,708
Less current portion	(9,232)	(64,902)
Notes payable and capital lease obligations, less current portion, net	$509,388	$886,806
2021 Term Loan and Revolving Credit Facility
On February 4, 2021, E2open, LLC, a subsidiary of the Company, entered into a credit agreement (Credit Agreement) that provides for $75.0 million in commitments for revolving credit loans (2021 Revolving Credit Facility) with a $15.0 million letter of credit sublimit. The 2021 Revolving Credit Facility will mature on February 4, 2026. E2open, LLC can request increases in the revolving commitments and additional term loan facilities, in minimum amounts of $2.0 million for each facility. The Credit Agreement also provides for
$525.0 million in term loans (2021 Term Loan) payable in quarterly installments of $1.3 million beginning in August 2021 and payable in full on February 4, 2028.
The interest rates applicable to borrowings under the Credit Agreement are, at E2open, LLC’s option, either (1) a base rate, which is equal to the greater of (a) the Prime rate, (b) the Federal Reserve Bank of New York rate plus 0.5% and (c) the Adjusted LIBO Rate (subject to a floor of 0.50% for term loans, but none for revolving loans) for a one month interest period plus 1% or (2) the adjusted LIBOR rate (subject to a floor of 0.50% for term loans, but none for revolving loans) equal to the LIBO rate for the applicable interest period multiplied by the statutory reserve rate, plus in the case of each of clauses (1) and (2), the Applicable Rate. The Applicable Rate (1) for base rate term loans ranges from 2.25% to 2.50% per annum, (2) for base rate revolving loans ranges from 1.50% to 2.00% per annum, (3) for Eurodollar term loans ranges from 3.25% to 3.50% per annum and (4) for Eurodollar revolving loans ranges from 2.50% to 3.00% per annum, in each case, based on the first lien leverage ratio. E2open, LLC will pay a commitment fee during the term of the Credit Agreement ranging from 0.25% to 0.375% per annum of the average daily undrawn portion of the revolving commitments based on the First Lien Leverage Ratio which represents the ratio of the Company’s secured consolidated total indebtedness to the Company’s consolidated EBITDA as specified in the Credit Agreement.
Other than a 1.00% premium which is payable if the initial term loan is prepaid on or prior to the date that is six months after the completion of the Business Combination in connection with a Repricing Transaction and customary breakage costs, any borrowing under the Credit Agreement may be repaid, in whole or in part, at any time and from time to time without any other premium or penalty, and any amounts repaid under the revolving credit facility may be reborrowed. Mandatory prepayments are required in connection with (1) certain dispositions of assets or the occurrence of other Casualty Events, in each case, to the extent the proceeds of such dispositions exceed certain individual and aggregate thresholds and are not reinvested, (2) unpermitted debt transactions and (3) excess cash flow in excess of $10.0 million.
The Credit Agreement is guaranteed by E2open Intermediate, LLC, a subsidiary of the Company, and certain wholly owned subsidiaries of E2open, LLC, as guarantors, and is supported by a security interest in substantially all of the guarantors’ personal property and assets.
Borrowings under the Credit Agreements may be used for working capital and other general corporate purposes, including capital expenditures, permitted acquisitions and other investments, restricted payments and the refinancing of indebtedness, and any other use not prohibited by the Loan Documents.
The Credit Agreement contains certain customary events of default, which include failure to make payments when due, the material inaccuracy of representations or warranties, failure to observe or perform certain covenants, cross-defaults, bankruptcy and insolvency-related events, certain judgments, certain Employment Retirement Income Security Act (ERISA)-related events, failure of any security lien to be valid and perfected, failure of any material guarantee to be in full force and effect and a change of control.
The Credit Agreement contains certain customary representations and warranties and affirmative and negative covenants, including certain restrictions on the ability of E2open, LLC and its subsidiaries to incur any additional indebtedness or guarantee indebtedness of others, to create liens on properties or assets, to make certain investments, loans, advances and guarantees, to sell assets, to make certain restricted payments, to enter into certain sale and leaseback transactions, to enter into certain affiliate transactions, to enter into certain restrictive agreements and to enter into certain asset and share-based transactions. In addition, E2open, LLC must maintain a certain First Lien Leverage Ratio.
As of February 28, 2021, there were $525.0 million outstanding under the 2021 Term Loan at an interest rate of 3.69% and no outstanding borrowings under the 2021 Revolving Credit Facility. The Company was in compliance with the First Lien Leverage Ratio for the Credit Agreement as of February 28, 2021.
Amber Term Loan
In connection with the acquisition of Amber Road, Inc. (Amber Road), E2open Holdings assumed a term loan that is guaranteed by Insight Partners (Amber Term Loan). As of February 29, 2020, the loan had a principal balance of $36.6 million, respectively, which is payable at maturity in April 2021. Interest is paid monthly. The loan has a variable interest rate of prime less 1% which was 3.25% as of February 29, 2020. There are no premiums or penalties on voluntary prepayment of the Amber Term Loan. The Amber Term Loan was paid in full as part of the Business Combination.
Term Loan and Revolving Credit Facility Due 2024
In November 2018, E2open, LLC entered into a credit agreement, including an initial term loan of $400.0 million, delayed draw term loans of up to $80.0 million (together, Term Loan Due 2024) and a revolving credit facility of up to $30.0 million (Revolving Credit Facility). In connection with the Amber Road acquisition in July 2019, E2open, LLC borrowed an additional $441.0 million.
The Term Loan Due 2024 and Revolving Credit Facility are fully and unconditionally guaranteed, jointly and severally, by the E2open, LLC and its wholly owned subsidiaries and secured by all their tangible and intangible property.
The Term Loan Due 2024 matures in November 2024 and will amortize in quarterly installments beginning February 2019, with the balance payable on the final maturity date. E2open, LLC may make voluntary prepayments on the Term Loan Due 2024, in whole or in part, without premium or penalty, except in the instance of refinancing with new indebtedness or a change in control, where prepayment premiums will apply.
Additionally, the agreement requires E2open, LLC to make early principal payments on an annual basis beginning February 2020, if cash flows for the year, as defined in the agreement, exceed certain levels specified in the agreement. No early principal payments have been required as of January 2021.
Upon the acquisition of Amber Road, the Term Loan Due 2024 and Revolving Credit Facility were amended, and interest rates were increased by 0.75%. Interest incurred under the Term Loan Due 2024 and Revolving Credit Facility were amended to be at the borrower’s option at either (a) a LIBOR rate plus an applicable margin of 5.75% or (b) a base rate, plus an applicable margin of 4.75%. The interest rate for the Term Loan Due 2024 and Revolving Credit Facility was 7.7% as of February 29, 2020.
The Term Loan Due 2024 and Revolving Credit Facility agreement contain a number of covenants that, among other things and subject to certain exceptions, restrict E2open, LLC and its subsidiaries’ ability: (a) to incur additional indebtedness; (b) issue preferred equity interests; (c) incur liens; (d) consolidate, merge; liquidate or dissolve; (e) make investments, loans and acquisitions; (f) sell, transfer, lease or dispose of assets, including equity of its subsidiaries; (g) engage in sale-leaseback transactions; (h) make restricted payments; (i) engage in transactions with its affiliates; and (j) enter into restrictive agreements.
The credit agreement governing the Term Loan Due 2024 and Revolving Credit Facility requires E2open, LLC to maintain a Total Leverage Ratio, as defined in the agreement, under a stated maximum threshold. The Term Loan Due 2024 and Revolving Credit Facility also contains certain customary representations and warranties, affirmative covenants and provisions relating to events of default. The Company was in compliance with the covenants of the Term Loan Due 2024 and Revolving Credit Facility until it was paid in full in February 2021 as part of the Business Combination.
During the periods from February 4, 2021 through February 28, 2021 and March 1, 2020 through February 3, 2021 and the years ended February 29, 2020 and February 28, 2019, the Company recognized $1.5 million, $64.5 million, $64.9 million and $21.5 million, respectively, of interest expense related to its outstanding debt in the Consolidated Statements of Operations including the amortization of deferred financing fees.
The Company has purchased equipment under
non-cancelable
capital lease arrangements. The current and
long-term
portions of these capital lease obligations were $4.8 million and $6.6 million, respectively as of February 28, 2021, and $3.9 million and $2.2 million, respectively, as of February 29, 2020.
The following table sets forth future principal payment obligations of the Company’s notes payable and capital lease obligations for the fiscal years ending:

($ in thousands)	Amount
2022	$9,696
2023	9,094
2024	7,750
2025	5,250
2026	5,250
Thereafter	500,063
Total minimum payment	537,103
Less current portion	(9,232)
Notes payable and capital lease obligations, less current portion	$527,871